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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2003

THE MILLS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12994 (Commission File Number)	52-1802283 (IRS Employer Identification Number)
1300 Wilson Boulevard Suite 400 Arlington, Virginia 22209 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (703) 526-5000

(Former name or former address, if changed since last report)
 Not applicable

THE MILLS CORPORATION

Item 5—Other Events

        Attached as Exhibits to this form are the documents listed below:

Exhibit	Document
1	Purchase Agreement, dated January 22, 2003, between The Mills Corporation and Scudder RREEF Real Estate Fund, Inc.
4.1
Form of Certificate of Designations designating The Mills Corporation 9% Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share (incorporated herein by reference to Exhibit 4.1 to The Mills Corporation's Current Report on Form 8-K dated December 16, 2002)
4.2
Form of certificate evidencing 9% Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share (incorporated herein by reference to Exhibit 4.2 to The Mills Corporation's Current Report on Form 8-K dated December 16, 2002).
4.3	Form of Certificate of Increase of Authorized Number of Shares of Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share
5.1	Opinion of Hogan & Hartson L.L.P.
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

/s/ KENNETH R. PARENT Name: Kenneth R. Parent Title: Chief Operating Officer

Dated: January 22, 2003

EXHIBIT INDEX

1	Purchase Agreement, dated January 22, 2003, between The Mills Corporation and Scudder RREEF Real Estate Fund, Inc.
4.1
Form of Certificate of Designations designating The Mills Corporation 9% Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share (incorporated herein by reference to Exhibit 4.1 to The Mills Corporation's Current Report on Form 8-K dated December 16, 2002)
4.2
Form of certificate evidencing 9% Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share (incorporated herein by reference to Exhibit 4.2 to The Mills Corporation's Current Report on Form 8-K dated December 16, 2002).
4.3	Form of Certificate of Increase of Authorized Number of Shares of Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share
5.1	Opinion of Hogan & Hartson L.L.P.
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP

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THE MILLS CORPORATION
  Item 5—Other Events
SIGNATURE
EXHIBIT INDEX